UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Cray Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M35552-Z55060

You are receiving this communication because you hold

shares in the above-named company.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request a

paper copy (see reverse side).

We encourage you to access and review all of the

important information contained in the proxy materials

before voting.

CRAY INC.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 16, 2011.

CRAY INC.

901 FIFTH AVENUE, STE. 1000

SEATTLE, WA 98164

ATTN: CAROL LYNN COLE

Meeting Information

Meeting Type: Annual Meeting

For holders as of: April 11, 2011

Date: June 16, 2011 Time: 3:00 p.m. PDT

Location: 901 Fifth Avenue

Fifth Avenue Conference Room

Seattle, WA 98164

See the reverse side of this notice to obtain

proxy materials and voting instructions.

M35553-Z55060

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 2, 2011 to facilitate timely delivery.

How to View Online:

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the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

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requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Before You Vote

How to Access the Proxy Materials

NOTICE AND PROXY STATEMENT ANNUAL REPORT

Proxy Materials Available to VIEW or RECEIVE:

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Voting Items

M35554-Z55060

2. To approve, on an advisory or non-binding

basis, the compensation of our Named

Executive Officers.

5. To ratify the appointment of Peterson Sullivan LLP

as our independent registered public accounting

firm for the fiscal year ending December 31, 2011.

3. To select, on an advisory or non-binding

basis, the frequency of holding future

advisory votes on the compensation of our

Named Executive Officers.

4. To approve our Amended and Restated 2001

Employee Stock Purchase Plan.

NOTE: Such other business as may properly come

before the Annual Meeting or any adjournment or

postponement thereof.

01) William C. Blake

02) John B. Jones, Jr.

03) Stephen C. Kiely

04) Frank L. Lederman

1. Election of Directors, each to serve a one-year term.

Nominees:

The Board of Directors recommends you vote

FOR the following nominees:

The Board of Directors recommends you vote

FOR the following proposal:

05) Sally G. Narodick

06) Daniel C. Regis

07) Stephen C. Richards

08) Peter J. Ungaro

The Board of Directors recommends you vote

1 YEAR on the following proposal:

The Board of Directors recommends you vote

FOR proposals 4 and 5:

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